UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 26, 2007
Date of Earliest Event Reported: July 25, 2007
Point.360
(Exact name of registrant as specified in its charter)

California	0-21917	95-4272619

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2777 North Ontario Street Burbank, California	91504

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (818) 565-1400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURE

Item 8.01. Other Events.
     Background Information
     As previously reported on Current Reports on Form 8-K filed on April 18, 2007 and May 21, 2007, respectively, with the Securities and Exchange Commission (the “SEC”) by Point.360, a California corporation (“Point.360”), Point.360, New 360, a newly formed California corporation and wholly owned subsidiary of Point.360 (“New 360”), and DG FastChannel, Inc., a Delaware corporation (“DG FastChannel”), have entered into an Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”) and a Contribution Agreement (as amended, the “Contribution Agreement”). Under the terms of the Merger Agreement, DG FastChannel has agreed to make an exchange offer (the “Exchange Offer”) for all outstanding shares of Point.360 common stock, including the associated preferred stock purchase rights, in which Exchange Offer each share of Point.360 common stock tendered and accepted by DG FastChannel will be exchanged for approximately one-fifth of a share of DG FastChannel common stock, with the exact percentage to be determined in accordance with a formula that is contained in the Merger Agreement (such amount of DG common stock paid per Point.360 share pursuant to the Exchange Offer is referred to herein as the “Exchange Offer Consideration”). As soon as practicable following the completion of the Exchange Offer, DG FastChannel has agreed to effect the merger of Point.360 with and into DG FastChannel (the “Merger”), with DG FastChannel continuing as the surviving corporation. Upon the completion of the Merger, each Point.360 Share not purchased in the Exchange Offer will be converted into the right to receive the Exchange Offer Consideration, without interest.
     Pursuant to the Contribution Agreement, Point.360 will contribute (the “Contribution”) to New 360 all of the assets used by Point.360 in its post-production business and all other assets owned, licensed, or leased by Point.360 that are not used exclusively in connection with the business of Point.360 representing advertising agencies, advertisers, brands, and other media companies which require services for short-form media content (the “ADS Business”), and New 360 will assume certain liabilities of Point.360. Thereafter, Point.360 will distribute (the “Spin-Off”) to its shareholders on a pro rata basis all of the outstanding common stock of New 360. As a result of the Contribution and the Spin-Off, the assets and liabilities of Point.360 will consist only of those assets and liabilities exclusively related to the ADS Business as of the completion of the Exchange Offer and the Merger. The preceding description of the Merger Agreement and the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements that Point.360 has previously filed with the SEC.
     Record Date for the Spin-Off
     On July 25, 2007, the Board of Directors of Point.360 set Tuesday, August 7, 2007 as the record date for the Spin-Off. Each shareholder of Point.360 will receive one share of New 360 common stock (and a related preferred share purchase right under New 360’s Rights Agreement) for each share of Point.360 common stock held by the shareholder as of the close of business on August 7, 2007. Point.360 currently estimates that the Spin-Off will occur on or about August 10, 2007.
     The distribution by Point.360 to its shareholders of New 360 common stock in the Spin-Off is conditioned upon the receipt of notice from DG FastChannel that it intends to complete the Exchange Offer by delivering the Exchange Offer Consideration to Point.360 shareholders who have properly tendered their shares of Point.360 common stock pursuant to the Exchange Offer.
     Additional Information
     On July 26, 2007, New 360 filed Amendment No. 1 to a Registration Statement on Form S-1 (as amended, the “New 360 Registration Statement”) with the SEC for the purpose of registering the distribution of New 360’s common stock pursuant to the Spin-Off under the Securities Act of 1933, as amended. Among other things, the prospectus that forms a part of the Registration Statement (the “New 360 Prospectus”)

contains: (1) a description of the Contribution and the Spin-Off; (2) a description of Point.360’s post-production business that will be transferred to New 360 pursuant to the Contribution Agreement; (3) risk factors relating to New 360’s business, the Contribution and Spin-Off, and New 360’s common stock; (4) a valuation of New 360 by Point.360’s financial advisor; (5) management’s discussion and analysis of New 360’s financial condition and results of operations; (6) pro forma financial statements of New 360 giving effect to the Contribution and Spin-Off; (7) financial statements for New 360; and (8) a description of New 360’s management and executive compensation policies.
     This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of Point.360, New 360, or DG FastChannel, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The New 360 Registration Statement has not yet become effective. In connection with the distribution of New 360 common stock to Point.360 shareholders pursuant to the Spin-Off, New 360 will mail the New 360 Prospectus to Point.360 shareholders after the New 360 Registration Statement has been declared effective by the SEC.
     Any offer pursuant to the Exchange Offer will be made only through a prospectus that is part of a Registration Statement on Form S-4 previously filed with the SEC by DG FastChannel. DG FastChannel has also filed with the SEC a Schedule TO, and Point.360 has filed a solicitation/recommendation statement on Schedule 14D-9, in each case with respect to the Exchange Offer. DG FastChannel and Point.360 have mailed an amended prospectus of DG FastChannel and related Exchange Offer materials, as well as the Schedule 14D-9, to Point.360 shareholders.
     Investors and security holders are urged to carefully read the documents described in the preceding two paragraphs and the other documents relating to the transactions contemplated by the Merger Agreement and the Contribution Agreement because these documents contain important information relating to the transactions contemplated by the Merger Agreement and the Contribution Agreement. Investors and security holders may obtain a free copy of these documents and other annual, quarterly, and special reports and other information filed with the SEC by Point.360, DG FastChannel or New 360, at the SEC’s website at www.sec.gov.
     Statements in this Current Report on Form 8-K may contain certain forward-looking statements relating to Point.360, New 360, and/or DG FastChannel. All statements included in this Current Report on Form 8-K concerning activities, events, or developments that Point.360 expects, believes, or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: the risk that the Exchange Offer, the Merger, the Contribution, and the Spin-Off will not close because of a failure to satisfy one or more of the closing conditions; the risk that Point.360’s, New 360’s, or DG FastChannel’s business will have been adversely impacted during the pendency of the Exchange Offer, the Merger, the Contribution, and the Spin-Off; the risk that the operations of the ADS Business and DG FastChannel will not be integrated successfully; and the risk that the expected cost savings and other synergies and benefits from the transactions contemplated by the Merger Agreement and the Contribution Agreement may not be fully realized, realized at all, or take longer to realize than anticipated. Additional information on these and other risks, uncertainties, and factors is included in the New 360 Prospectus and in Point.360’s and DG FastChannel’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents filed with the SEC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point.360
July 26, 2007	By:	/s/ Alan R. Steel
		Name:	Alan R. Steel
		Title:	Chief Financial Officer